UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 _______________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   NOVEMBER 18, 2003
                                                 -------------------------------



                            NICOLET BANKSHARES, INC.
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               (Exact name of registrant as specified in charter)



WISCONSIN                          0-50248                  47-0871001
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(State or other                (Commission File          (I.R.S. Employer
jurisdiction of                     Number)             Identification No.)
incorporation)


110 SOUTH WASHINGTON STREET, GREEN BAY, WISCONSIN             54301
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:     920-430-1400
                                                   -----------------------------



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               EXHIBIT NO.        DESCRIPTION
               -----------        -----------

                  99.1            Quarterly Report to Shareholders, dated
                                  November 18, 2003.


ITEM 9.   REGULATION FD DISCLOSURE.

     The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On November 18, 2003, Nicolet Bankshares, Inc. (the "Company") mailed to its shareholders a report of its financial results for the quarter ended September 30, 2003. The report is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     NICOLET BANKSHARES, INC.


                                     By:
Dated: November 19, 2003
                                            /s/ Jacqui A. Engebos
                                     -----------------------------------
                                     Name:  Jacqui A. Engebos
                                          ------------------------------
                                     Title: Chief Financial Officer
                                           -----------------------------


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
                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   99.1           Quarterly Report to Shareholders, dated November 18, 2003.




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